Exhibit 10.1

AGREEMENT

This AGREEMENT (this “Agreement”), dated as of August 30, 2006, is entered into by and among MISCOR GROUP, LTD. (formally known as Magnetech Integrated Services Corp.), an Indiana corporation (the "Company"), each subsidiary of the Company set forth on Schedule A hereto (the Company and each such subsidiary of the Company, collectively, the “Credit Parties” and each, a “Credit Party”) and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of that certain Registration Rights Agreement, dated as of May 31, 2006, between the Company and Laurus (as amended, modified or supplemented from time to time, the “Registration Rights Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Security and Purchase Agreement, dated as of May 31, 2006 (as amended, modified or supplemented from time to time, the “Security Agreement”), by and among the Credit Parties and Laurus.

WHEREAS, each Credit Party and Laurus have agreed to make certain modifications to the Registration Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  In the definition of “Filing Date” in Section 1 of the Registration Rights Agreement, clause (1) thereof is hereby amended in its entirety to read as follows:

“(1) the Registration Statement required to be filed in connection with the shares of Common Stock issuable to the Holder upon exercise of a Warrant, a date not later than October 15, 2006, and”.

2.  Each agreement set forth herein shall be effective as of the date hereof following the execution and delivery of same by each Credit Party and Laurus.

3.  Except as specifically set forth in this Agreement, there are no other amendments, modifications or supplementations to the Registration Rights Agreement or any other Ancillary Agreement, or to the Security Agreement, and all of the other forms, terms and provisions of the Registration Rights Agreement and other Ancillary Agreements, and of the Security Agreement, remain in full force and effect.

4.  Each Credit Party hereby represents and warrants to Laurus that as of the date of the Security Agreement all representations and warranties made by such Credit Party in connection with the Security Agreement and the Ancillary Agreements were true, correct and complete as of that date, and all of such Credit Parties’ covenant requirements under the Security Agreement and Ancillary Agreements that are required to have been met on or before the date of this Agreement have been met or waived in writing by Laurus.

5.  This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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Each Credit Party and Laurus have caused this Agreement to be signed in their respective names effective as of the date first written above.

MISCOR GROUP, LTD. (formerly known as MAGNETECH INTEGRATED SERVICES CORP.)
By:	/s/ John A. Martell
John A. Martell President and CEO

MAGNETECH INDUSTRIAL SERVICES, INC.
By:	/s/ John A. Martell
John A. Martell
President and CEO

MARTELL ELECTRIC, LLC
By:	/s/ John A. Martell
John A. Martell
President and CEO

HK ENGINE COMPONENTS, LLC
By:	/s/ John A. Martell
John A. Martell
President and CEO

LAURUS MASTER FUND, LTD.
By:	/s/ David Grin
David Grin, Partner

Schedule A

Subsidiaries of Company

Magnetech Industrial Services, Inc., an Indiana corporation Martell Electric, LLC, an Indiana limited liability company HK Engine Components, LLC, an Indiana limited liability company